EXHIBIT 10.3


                       WHOLE LOAN FINANCING FACILITY
                CONFORMING AND NONCONFORMING MORTGAGE LOANS


                                                        Dated: May 16, 1994

Lomas Mortgage USA, Inc.
1600 Viceroy Drive
Dallas, Texas 75235

Gentlemen:

DLJ Mortgage Capital, Inc. ("DLJ") is pleased to advise you of the availability of a whole loan financing facility (the "Facility") secured by mortgage loans on the terms set forth in this letter. Capitalized terms not defined herein shall have the respective meanings given such terms in the Pledge Agreement, dated the date hereof, between you and DLJ (the "Pledge Agreement").

1. The Advances. DLJ agrees to consider from time to time your requests that DLJ make advances (each, an "Advance", and, collectively, the "Advances") to you in an aggregate principal amount outstanding at any one time not to exceed the amount of the Promissory Note (the "Maximum Credit"). Unless otherwise agreed in writing, this Facility is not a commitment to lend, but rather this Facility sets forth the procedures to be used in connection with periodic requests for Advances. You hereby acknowledge that DLJ is under no obligation to agree to make, or to make, any Advance pursuant to this Facility. All Advances made by DLJ hereunder shall be evidenced by the promissory note duly executed by you (the "Promissory Note"). Although the Promissory Note shall be dated the date of issue, interest in respect thereof shall be payable only for the periods during which the Advances evidenced thereby are outstanding, and although the stated amount of the Promissory Note shall be equal to the Maximum Credit, the Promissory Note shall be enforceable only to the extent of the unpaid aggregate principal amount of the Advances then outstanding, plus accrued and unpaid interest thereon, plus any other amounts due thereunder. Subject to the limit of the Maximum Credit, you may borrow, repay pursuant to Section 3 hereof and reborrow pursuant to Section 2 hereof.

2. Making the Advances. (a) Prior to 10:00 A.M. (New York City time) on the Business Day you desire to borrow funds from DLJ under this Facility, you shall notify DLJ by telephone, facsimile or letter that you wish to borrow money on a specified date, in a specified principal amount and for a specified term.

(b) Upon receipt of your request for an Advance, DLJ may make an offer to you specifying the terms for such Advance, including the interest rate per annum (the "Quoted Rate") to be paid by you in respect of such Advance. You shall immediately notify DLJ as to whether or not you elect to borrow such an Advance. Each such election by you shall be evidenced by a notice (each, a "Notice of Borrowing") substantially in the form attached hereto, with the blanks appropriately completed and duly executed. On the date of such Advance, as so agreed by you and DLJ, DLJ will make its Advance to you upon the satisfaction of the conditions precedent to such Advance set forth in
Section 6 hereof. Promptly thereafter, DLJ will send to you a written confirmation of such Advance (each, a "Confirmation"), and your acceptance of the related proceeds shall constitute your agreement to the terms of such Confirmation. Such Confirmation may be termed a "Repo Confirmation", but for purposes hereof the term "Repo", when used in any such Confirmation, shall be deemed to mean "Advance."

3. Payment of Principal and Interest. You shall repay, and shall pay interest on, the principal amount of each Advance in accordance with the terms of this Facility, the Promissory Note and the Notice of Borrowing, it being understood that upon each disbursement of funds as set forth in Section 2 above you shall have effected a borrowing from DLJ hereunder and shall be indebted to DLJ for the principal amount thereof, plus interest thereon, in accordance with the terms of this Facility, the Promissory Note and the Notice of Borrowing.

4. Procedures for Payments. You shall repay the principal amount of each Advance made to you, and the interest thereon, not later than 5:00 P.M. (New York City time) on the maturity date (the "Maturity Date") specified in the related Notice of Borrowing in United States Dollars and in same day funds.

5. Representations, Warranties and Covenants. You hereby represent, warrant and covenant as follows:

     (a) You are a corporation duly organized, validly existing and in good standing under the laws of your jurisdiction of incorporation and your principal place of business.

     (b) You are an approved seller/servicer or issuer in good standing with each Agency to which Agency Mortgage Loans will be submitted.

     (c) Your execution, delivery and performance of the Program Documents are within your charter and corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) your charter or bylaws or (ii) any rule, regulation or other law or contractual restriction binding on or affecting you or your property.

     (d) Other than the necessary filings with the Agencies regarding the Collateral (to the extent that the Collateral includes Agency Mortgage Loans), no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for your due execution, delivery and performance of the Program Documents.

     (e) The Program Documents are your legal, valid and binding obligations, enforceable against you in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws now or hereafter in effect affecting the enforcement of creditor's rights and by the application of equitable principles.

     (f) The available balance sheets, statements of income and changes in financial condition of you and your subsidiaries as of your most recently completed fiscal year and quarter, fairly present your financial condition and results of operations for the period then ended and are in accordance with generally accepted accounting principles consistently applied, and copies of such statements, together with the most recent opinion with respect to such statements of an independent public accounting firm, have been provided to DLJ, and since such date there has been no material adverse change in such financial condition, operations or business prospects.

     (g) There is no pending or, to our knowledge, threatened action or proceeding affecting you or any of your subsidiaries before any court, governmental agency or arbitrator, that may materially and adversely affect the financial condition, operations or business prospects of you or any of your subsidiaries.

     (h) Unless otherwise agreed, at any time any Advance is made or shall be outstanding, the Collateral Value of the items of Collateral related to such Advance shall be at least 102% of the Advance then outstanding; provided, however, that with respect to Nonagency Mortgage Loans (i) to the extent that a Purchase Commitment is in effect, the Collateral Value shall be at least 105% of the principal amount of the Advance then outstanding and (ii) to the extent that a Purchase Commitment is not in effect, the Collateral Value shall be at least 110% of the principal amount of the Advance then outstanding. Notwithstanding the foregoing, DLJ and you may agree upon such other percentage for purposes of determining Collateral Value for any particular Advance. To the extent that a deficiency in Collateral Value exists, you shall promptly cure any such deficiency by delivering cash, securities or other additional Collateral acceptable to DLJ.

     (i) You are duly licensed, qualified and in good standing in every state in which you transact business, except in states, if any, where a failure to be in good standing would not have a material adverse effect on your business or operations.

     (j) The Program Documents are not entered into in contemplation of insolvency or with any intent to hinder, delay or defraud any of your creditors.

6.   Conditions Precedent.

(a) Initial Advance. As conditions precedent to the making of the initial Advance, DLJ shall have received on or before the day of such Advance the following, in form and substance satisfactory to DLJ and duly executed by you:

     (i)  The Program Documents;

     (ii) Evidence that all other actions necessary or, in the opinion of DLJ, desirable to perfect and protect the security interests and liens created by the Pledge Agreement have been taken, including without limitation duly executed Uniform Commercial Code financing statements on Form UCC-1 with respect to the Collateral;

     (iii) A certified copy of your corporate resolution approving the Program Documents and borrowings thereunder (either specifically or by general resolution approving borrowings of the type described in the Program Documents), and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the Program Documents;

     (iv) A certificate of your Corporate Secretary or an Assistant Secretary certifying the names, true signatures and titles of your officers duly authorized to request Advances and sign the Program Documents and the other documents to be delivered thereunder; and

     (v) A favorable opinion of your counsel, which may be internal counsel, as to such matters as DLJ may reasonably request.

(b) Each Advance. As conditions precedent to making each Advance, DLJ shall have received on or before the day of such Advance the following, in form and substance satisfactory to DLJ and duly executed:

     (i) A Notice of Borrowing, the related Collateral Receipt and, if any item of Collateral securing such Advance is a Wet Mortgage Loan, the related Wet Closing Notice, each of which must bear the same number;

     (ii) If the Collateral is subject to a security interest or lien immediately prior to the Advance, a letter from the holder of such security interest or lien releasing the Collateral from such security interest or lien upon receipt of a stated sum that is less than or equal to the related Advance;

     (iii) If the Collateral consists of Agency Mortgage Loans submitted to Custodian in accordance with Section 3, 4 or 5 of the Custody Agreement, either (A) an assignment by you to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") of the related Purchase Commitment, in form and substance acceptable to DLJ in its sole discretion, or (B) evidence that you have instructed the relevant Agency to pay the purchase price for such Agency Mortgage Loans under the related Purchase Commitment directly to DLJ or its designee, unless otherwise agreed by DLJ;

     (iv) If the Collateral consists of Nonagency Mortgage Loans, and if applicable, evidence that such Nonagency Mortgage Loans are covered by pool insurance and a pool insurance certificate (not a commitment to insure) issued by a Pool Insurer, in form and substance and for such amounts acceptable to DLJ in its sole discretion, unless otherwise agreed by DLJ; and

     (v)  Such other documents as DLJ may reasonably request.

7. DLJ Entitled to Rely. In making any Advance or taking any other action pursuant to the Program Documents, DLJ may conclusively rely upon, and shall incur no liability to you in acting upon, any request or other communication that DLJ believes to have been given or made by a person authorized to borrow on your behalf, whether or not such person is listed on the certificate delivered pursuant to Section 6(a)(iv).

8. Termination. This Facility shall remain in effect until such time as it is terminated by either DLJ or you giving written notice of termination hereof to the other, but no such termination shall affect your obligations with respect to any Advances outstanding at the time of such termination or shall be effective with respect to any Advances made prior to DLJ's receipt of notice thereof. Your obligation to indemnify DLJ pursuant to this Facility shall survive the termination hereof.

9. Assignment; Amendments, Etc. The Program Documents are not assignable by you. The Program Documents are assignable by DLJ in whole or in part. In connection with any such prospective assignment by DLJ, DLJ may distribute to any such prospective assignee any of the Program Documents and any document or other information delivered to DLJ pursuant thereto. No amendment or waiver of any provision of this Facility or the Promissory Note, nor any consent to any departure by you therefrom, shall in any event be effective unless the same shall be in writing and signed by DLJ, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The Program Documents supersede all previous letters of intent and other agreements between the parties that deal with the same subject matter.

10. Indemnity. You shall indemnify and hold DLJ harmless for all reasonable losses, costs, expenses and liabilities which DLJ may sustain (i) if any repayment of the principal amount of any Advance, together with interest thereon, is not made on the Maturity Date thereof or (ii) in connection with the protection of DLJ's rights under or the enforcement of the Program Documents or any other instrument or document delivered in connection therewith.

11. Notices. All written communications hereunder shall be mailed, telecopied or delivered at the respective addresses as listed in the Custody Agreement or at such other address as shall be designated by a party in a written notice to the other party. All such notices and communications shall be effective when delivered to the party to which such notice is to be given.

12. Governing Law; Consent to Jurisdiction. This letter shall be construed in accordance with, and governed by, the law of the State of New York, without giving effect to the conflict of law principles thereof. You waive trial by jury. You hereby irrevocably consent to the non-exclusive jurisdiction of any court of the State of New York, or in the United States District Court for the Southern District of New York, arising out of or relating to the Program Documents in any action or proceeding. You hereby submit to, and waive any objection you may have to personal jurisdiction and venue, in the courts of the State of New York and the United States District Court for the Southern District of New York, over any disputes arising out of or relating to the Program Documents.

If the terms of this letter are satisfactory to you, please indicate your agreement and acceptance thereof by signing this letter and returning it to us, whereupon this letter shall become an agreement between us as of the date of this letter.

Very truly yours,

DLJ MORTGAGE CAPITAL, INC.


By:  /S/ROD ENNICO
     ------------------------------
Name:          Rod Ennico
     ------------------------------
Title:    Senior Vice President
       ----------------------------

Agreed and Accepted:

LOMAS MORTGAGE USA, INC.

By:  /S/PAUL D. FLETCHER
     ------------------------------
Name:     Paul D. Fletcher
     ------------------------------
Title:    Senior Vice President
       ----------------------------

                         NOTICE OF BORROWING   NO.

DLJ Mortgage Capital, Inc.
140 Broadway, 26th Floor
New York, New York  10005-1285
Attention:  Whole Loan Financing Program
Facsimile (212) 504-8125

RE:  Agency/Nonagency             Identification/Pool #
                      -----------                      --------------
     Security Rate      %         Maturity:
                  ------                   ---------

Pursuant to the Whole Loan Financing Facility, dated May 16, 1994, between you and the undersigned (as amended from time to time, the "Facility"), the undersigned hereby gives notice of its election to borrow from you an Advance and, in connection therewith, sets forth below the following information (each capitalized term used herein shall have the meaning specified therefor in the Facility):

     1.   The aggregate unpaid principal of the
          Mortgage Loans is                       $                       .
                                                   -----------------------
     2.   The principal amount of this Advance is $                       .
                                                   -----------------------
     3.   The Quoted Rate for this Advance is                  % per annum.
                                                       --------
     4.   The beginning Business Day of this
          Advance is                                                , 199.
                                                  ------------------
     5.   The Maturity Date of this Advance is                      , 199.
                                                  ------------------
     6.   The Collateral Value of the items of
          Collateral shall be                                           %.
                                                  ----------------------
     7. If applicable, the aggregate principal amount of the Mortgage Loans that are secured by second or third liens on the related mortgaged property is $-------------------, which represents ------% of the Mortgage Loans.

The undersigned hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto: (a) each of the representations and warranties contained in the Facility and the Pledge Agreement are true and correct in all material respects, (b) no Default or Event of Default (as such terms are defined in the Pledge Agreement) has occurred and is continuing, (c) if applicable, the undersigned has, coincident or prior to this Notice of Borrowing, delivered and validly assigned genuine and enforceable Purchase Commitments to DLJSC for Agency Mortgage Loans or an Agency Security or to DLJ for Nonagency Mortgage Loans, each in an aggregate amount equal to the Face Value of the Pool, and (d) Customer has satisfied all of the conditions precedent in Section 6(b) of the Facility.

The Advance made pursuant hereto shall be made in connection with the items of Collateral described in the Collateral Receipt No. --------------, dated
- - -------------------, 199--- and, if applicable, the Wet Closing Notice of even number and date therewith.

Lomas Mortgage USA, Inc., as Customer

By:
     ------------------------------
Name:
      -----------------------------
Title:
       ----------------------------
Date:                         , 199
     -------------------------     -----